Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Philip J. Sanders, Chief Executive Officer and Chief Investment Officer of Waddell & Reed Financial, Inc. (the "Company") hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350 (the "Act"), that:

1.

The Company's Annual Report on Form 10-K for the year ended December 31, 2016 (the "Report") dated February 24, 2017 and filed with the United States Securities and Exchange Commission fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  February 24, 2017

/s/ Philip J. Sanders
Philip J. Sanders
Chief Executive Officer and Chief
Investment Officer